EXHIBIT 23.1


           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration
Statement of our report dated January 24, 1997 included in CYTOGEN Corporation's Form 10-K for the year ended December 31,
1996, and to all references to our Firm included in this Registration Statement.

                                            ARTHUR ANDERSEN LLP


Philadelphia, PA
January 6, 1998